UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 11, 2010
RRI ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16455	76-0655566
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1000 Main Street Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (832) 357-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On April 11, 2010, RRI Energy, Inc. (“RRI Energy”), Mirant Corporation (“Mirant”), and RRI Energy Holdings, Inc., a direct wholly-owned subsidiary of RRI Energy (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The following description of the Merger Agreement does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.
     Upon the terms and subject to the conditions set forth in the Merger Agreement, which has been unanimously approved by the boards of directors of RRI Energy and Mirant, Merger Sub will merge with and into Mirant (the “Merger”), with Mirant continuing as the surviving corporation and a wholly-owned subsidiary of RRI Energy. The Merger is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”), so that none of RRI Energy, Merger Sub, Mirant or any of the Mirant stockholders generally will recognize any gain or loss in the transaction, except that Mirant stockholders will recognize gain with respect to cash received in lieu of fractional shares of RRI Energy common stock.
     Upon the closing of the Merger, each issued and outstanding share of Mirant common stock, including restricted shares held in reserve under the Chapter 11 plan of reorganization for Mirant, will automatically be converted into the right to receive 2.835 shares of common stock of RRI Energy, including the preferred share purchase rights granted under the Rights Agreement dated January 15, 2001, between RRI Energy and The Chase Manhattan Bank as Rights Agent (the “Exchange Ratio”). Mirant stock options and other equity awards will generally convert upon completion of the Merger into stock options and equity awards with respect to RRI Energy common stock, after giving effect to the Exchange Ratio.
     The Merger Agreement also provides that upon the closing of the Merger, the board of directors of the combined company will be made up of ten members, consisting of (a) five designees of RRI Energy (which will include Mark M. Jacobs, the current President and Chief Executive Officer of RRI Energy) and (b) five designees of Mirant (which will include Edward R. Muller, the current Chairman, President and Chief Executive Officer of Mirant). Upon the completion of the Merger, each of the Audit, Compensation, Nominating and Governance, and Risk and Finance Oversight committees will consist of four directors, two of whom will be designated by the Mirant directors and two of whom will be designated by the RRI Energy directors.
     Under the Merger Agreement, upon completion of the Merger, Mr. Muller will become the Chairman and Chief Executive Officer of the combined company and Mr. Jacobs will become the President and Chief Operating Officer of the combined company.
     Completion of the Merger is subject to various customary conditions, including, among others, (a) approval by RRI Energy stockholders of the issuance of RRI Energy common stock in the Merger, (b) adoption of the Merger Agreement by Mirant stockholders, (c) effectiveness of the registration statement for the RRI Energy common stock to be issued in the Merger, (d) approval of the listing on the New York Stock Exchange of the RRI Energy common stock to be issued in the Merger, (e) expiration or termination of the applicable Hart-Scott-Rodino Act waiting period, (f) receipt of all required regulatory approvals from, among others, the Federal Energy Regulatory Commission and certain state public service and utility commissions and (g) receipt by the parties of mutually acceptable debt financing in an amount sufficient to fund the refinancing transactions contemplated by the Merger Agreement. Each party’s obligation to consummate the Merger is also subject to certain additional customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects by the other party of its obligations and (iii) the receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of the Code.
     The Merger Agreement contains customary representations, warranties and covenants of RRI Energy and Mirant, including, among others, covenants (a) to conduct their respective businesses in the ordinary course during the interim period between the execution of the Merger Agreement and completion of the Merger, (b) not to engage in certain kinds of transactions during this interim period, (c) that RRI Energy will convene and hold a meeting of RRI Energy stockholders to consider and vote upon the approval of the issuance of RRI Energy common stock in the Merger, (d) that Mirant will convene and hold a meeting of the Mirant stockholders to consider and vote upon the adoption of the Merger Agreement, (e) that the parties use their respective reasonable best efforts to take all actions necessary to obtain all governmental and regulatory approvals, and (f) that both parties will use reasonable best efforts to obtain debt financing in an amount sufficient to fund the refinancing transactions contemplated by the Merger Agreement on terms that are substantially consistent with or not substantially less favorable to the parties, in each party’s good faith commercial judgment, than the terms that have been agreed to between the parties. Each of RRI Energy and Mirant is also subject to restrictions on its ability to solicit alternative acquisition proposals, provide information and engage in discussion with third parties, except under limited circumstances to permit RRI Energy’s or Mirant’s board of directors to comply with its fiduciary duties.
     The Merger Agreement contains certain termination rights for both RRI Energy and Mirant and further provides that, upon termination of the Merger Agreement under specified circumstances, RRI Energy or Mirant may be required to pay the other party a termination fee of either $37.15 million or $57.78 million.
     The Merger Agreement has been included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about RRI Energy, Mirant or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement. These representations and warranties were made solely for the benefit of the other parties to the Merger Agreement and (a) are not intended to be treated as categorical statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to inaccurate, (b) may have been qualified in the Merger Agreement by confidential disclosure schedules that were delivered to the other party in connection with the signing of the Merger Agreement, which disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Merger Agreement, (c) may be subject to standards of materiality applicable to the parties that differ from what might be viewed as material to stockholders and (d) were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement. Accordingly, you should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of RRI Energy or Mirant.

Item 7.01	Regulation FD Disclosure.
     On April 11, 2010, RRI Energy and Mirant issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1. In addition, Mirant and RRI provided supplemental information regarding the proposed transaction in connection with presentations to analysts and investors. A copy of the investor presentation is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit
Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of April 11, 2010, by and among RRI Energy, Inc., Mirant Corporation and RRI Energy Holdings, Inc.*

99.1	Joint Press Release of RRI Energy and Mirant Corporation, issued April 11, 2010

99.2	Investor Presentation, dated April 12, 2010

*	This filing excludes schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request by the Commission.
CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION
     This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. These forward-looking statements involve a number of risks and uncertainties. RRI Energy cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving RRI Energy and Mirant, including future financial and operating results, RRI Energy’s and Mirant’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in RRI Energy’s filings with the Securities and Exchange Commission. These include risks and uncertainties relating to: the ability to obtain the requisite RRI Energy and Mirant shareholder approvals; the risk that Mirant or RRI Energy may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; the risk that a condition to closing of the merger may not be satisfied; the timing to consummate the proposed merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on merger-related issues; general worldwide economic conditions and related uncertainties; the effect of changes in governmental regulations; and other factors we discuss or refer to in the “Risk Factors” section of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission. Each forward-looking statement speaks only as of the date of the particular statement and RRI Energy undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
     This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger between RRI Energy and Mirant, RRI Energy will file with the SEC a Registration Statement on Form S-4 that will include a joint proxy statement of RRI Energy and Mirant that also constitutes a prospectus of RRI Energy. RRI Energy and Mirant will deliver the joint proxy statement/prospectus to their respective shareholders. RRI Energy and Mirant urge investors and shareholders to read the joint proxy statement/prospectus regarding the proposed merger when it becomes available, as well as other documents filed with the SEC, because they will contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from RRI Energy’s website (www.rrienergy.com) under the tab “Investor Relations” and then under the heading “Company Filings.” You may also obtain these documents, free of charge, from Mirant’s website (www.Mirant.com) under the tab “Investor Relations” and then under the heading “SEC Filings.”
PARTICIPANTS IN THE MERGER SOLICITATION
     RRI Energy, Mirant, and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from RRI Energy and Mirant shareholders in favor of the merger and related matters. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of RRI Energy and Mirant shareholders in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about RRI Energy’s executive officers and directors in its definitive proxy statement filed with the SEC on April 1, 2010. You can find information about Mirant’s executive officers and directors in its definitive proxy statement filed with the SEC on March 26, 2010. Additional information about RRI Energy’s executive officers and directors and Mirant’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 when it becomes available. You can obtain free copies of these documents from RRI Energy and Mirant using the contact information above.

INFORMATION FURNISHED
     The information in Item 7.01 and Exhibits 99.1 and 99.2 of this Form 8-K is being furnished, not filed. Accordingly, the information will not be incorporated by reference into any registration statement filed by RRI Energy under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference therein.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RRI ENERGY, INC. (Registrant)
Date: April 12, 2010	By:	/s/ Thomas C. Livengood
Thomas C. Livengood
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of April 11, 2010, by and among RRI Energy, Inc., Mirant Corporation and RRI Energy Holdings, Inc.*

99.1	Joint Press Release of RRI Energy and Mirant Corporation, issued April 11, 2010

99.2	Investor Presentation, dated April 12, 2010

*	This filing excludes schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, which the registrant agrees to furnish supplementally to the Securities and Exchange Commission upon request by the Commission.